UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI		48326
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", “SPAR” or "SPAR Group") has listed its shares of Common Stock for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). Reference is hereby made: to SGRP's Annual Report for the year ended December 31, 2022, as filed in two (2) parts with the SEC on Form 10-K on April 17, 2023, and on the Form 10-K/A amendment on May 1, 2023 (collectively, the "2022Annual Report"); and to the Annual Meeting of SGRP's Stockholders held on November 9, 2023 (the "2023 Annual Meeting"), pursuant to SGRP’s Proxy Statement and the supplemental materials respecting the 2023 Annual Meeting (the "2023 Proxy Statement"), which SGRP filed with the SEC on October 13, 2023, and mailed on or about October 13, 2023 to all of SGRP's stockholders of record at the close of business on September 12, 2023 (the "Record Date").

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2023, the Company announced its financial results for the third quarter ended September 30, 2023. A copy of the press release announcing this event is attached to and included in this Form 8-K as Exhibit 99.1.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Failure to Maintain the Minimum Bid Price.

SGRP received a notification letter from Nasdaq dated November 10, 2023 (the "Nasdaq Bid Price Deficiency Letter"), stating that SGRP has failed to maintain a minimum closing bid price of $1.00 per share for its shares of its Common Stock for the prior 30 consecutive business days preceding its notice (i.e., September 29, 2023, to November 9, 2023) as required by Nasdaq Listing Rule 5550(a)(2) (the "Bid Price Rule").

The Nasdaq Bid Price Deficiency Letter provides that SGRP has until May 8, 2024, as a grace period to regain compliance with the Bid Price Rule by maintaining a closing bid price of $1.00 per share for a minimum of ten consecutive business days. If at any time during the grace period the bid price of SGRP's Common Stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide SGRP with written confirmation of compliance and the matter will be closed.

In the event SGRP does not regain compliance with the Bid Price Rule prior to the expiration of the grace period, it will receive written notification that its securities are subject to delisting. SGRP would then have the ability to appeal the Nasdaq Staff's decision to the Nasdaq Listing Qualifications Panel (the "Panel"). Alternatively, SGRP may be eligible for an additional grace period if it meets Nasdaq's initial listing standards at the time, with the exception of bid price. If it meets the initial listing criteria, Nasdaq will notify SGRP that it has been granted an additional 180 calendar day compliance period.

The Nasdaq Bid Price Deficiency Letter does not affect the listing of SGRP's Common Stock at this time, and those shares will continue to trade on Nasdaq under the symbol "SGRP".

The foregoing description of the Nasdaq Bid Price Deficiency Letter is qualified in its entirety by reference to the excerpt from the Nasdaq Bid Price Deficiency Letter, a copy of which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

For the risks of a potential Nasdaq delisting, please see "As a small company with stock price volatility, our stock may be de-listed from NASDAQ" in Item 1A - Risk Factors in the 2022 Annual Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1.	Reappointment of Mr. Peter W. Brown to the Board:

On November 9, 2023, following the Annual Meeting of the stockholders, the Board of Directors of SGRP (the "Board") reappointed Mr. Peter W. Brown to the Board, subject to Mr. Peter W. Brown signing required documentation. Since he was not a candidate in the proxy, he was not reelected and ceased being a director at the conclusion of the 2023 Annual Meeting on November 9, 2023. However, on November 8, 2023, he was nominated for reappointment to the Board in writing by Mr. Robert G. Brown, pursuant to the CIC Agreement (as defined in the 2023 Proxy Statement). The Board acted on that nomination after the conclusion of the 2023 Annual Meeting to reappoint Mr. Peter W. Brown to the Board subject to his signing the required documentation. Mr. Peter W. Brown will occupy one of the Brown Board Seats (as defined in the 2023 Proxy Statement) and may be removed at the direction of Mr. Robert G. Brown pursuant to the CIC Agreement. For his biography, see the 2023 Proxy Statement.

2.	Departure of Mr. Robert G. Brown from the Board:

Mr. Robert G. Brown, one of the founders of SGRP and a former Chairman of the Board, was not a candidate for reelection at the 2023 Annual Meeting, on November 8, 2023 (see Proposal 1 and his biography in the 2023 Proxy Statement), so at the conclusion of the 2023 Annual Meeting on November 9, 2023, Mr. Robert G. Brown was not reelected and ceased being a director on the Board pursuant to his non-candidacy, his resignation and retirement letter, and applicable law. Mr. Robert G. Brown occupied one of the Brown Board Seats (as defined in the 2023 Proxy Statement).

Item 5.07 Submission of Matters to a Vote of Security Holders.

Outcome of the Annual Meeting of SGRP’s Stockholders (including the Reelection of Director Candidates)

On November 9, 2023, the 2023 Annual Meeting was held and SGRP stockholders holding 14,338,990 shares (approximately 61.70%) of SGRP Common Stock were present in person or by proxy. Each such stockholder was entitled to one (1) vote for each share of SGRP Common Stock held by such stockholder on the Record Date, and the holders of SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2023 Annual Meeting.

As more fully described in the 2023 Proxy Statement, at the 2023 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) A. To reelect, on an advisory basis, two (2) Directors of SGRP (all incumbents on October 13, 2023) to serve on SGRP’s Board of Directors (the “Board”) during the ensuing year and until their successors are elected; B. To reelect three (3) Directors of SGRP (all incumbents on October 13, 2023) to serve on SGRP’s Board of Directors (the “Board”) during the ensuing year and until their successors are elected; (ii) To ratify, on an advisory basis, the appointment of BDO USA, LLP, as the independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2023; (iii) To approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Proxy Statement dated October 13, 2023 (i.e., “Say on Pay”); and (iv) To select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one (1), two (2) or three (3) years (i.e., “Say on Frequency”).

See "QUORUM AND VOTING REQUIREMENTS" in the Proxy Statement for the standards applicable in the 2023 Annual Meeting.

Results of the four (4) Proposals

1.	Reelection of Directors:

1A. To reelect, on an advisory basis, two (2) Directors of SGRP (all incumbents on October 13, 2023) to serve on SGRP’s Board of Directors (the “Board”) during the ensuing year and until their successors are elected. Those Directors are Mr. William H. Bartels, and Mr. Michael R. Matacunas, for each of whom the stockholders were permitted to cast separate advisory votes.

	For	Against	Abstain
William H. Bartels	7,970,591	161,660	9,180
Michael R. Matacunas	7,983,388	144,571	13,472

Each having received a majority of the votes cast, the stockholders advised and Mr. William H. Bartels and Mr. Michael R. Matacunas were reelected as directors of SGRP (as recommended by a majority of the Board).

1B. To reelect three (3) Directors of SGRP (all incumbents on October 13, 2023) to serve on SGRP’s Board of Directors (the “Board”) during the ensuing year and until their successors are elected. Those Directors are Mr. John Bode, Mr. James R. Gillis, and Ms. Linda Houston, for each of whom the stockholders were permitted to cast separate votes.

	For	Against	Abstain
John Bode	7,832,324	295,635	13,472
James R. Gillis	7,846,094	281,895	13,442
Linda Houston	7,824,675	307,484	9,272

Each having received a majority of the votes cast, Mr. John Bode, Mr. James R. Gillis, and Ms. Linda Houston were reelected as directors of SGRP (as recommended by a majority of the Board).

2.	Auditor's Appointment:

To ratify, on an advisory basis, the appointment of BDO USA, LLP, as the independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2023:

For	Against	Abstain
14,320,123	13,787	5,080

Having received affirmative votes from a majority of the votes cast, the appointment of BDO USA, LLP, by the Corporation was approved (as recommended by a majority of the Board) on an advisory basis.

3.	Say on Pay:

To approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Proxy Statement dated October 13, 2023:

For	Against	Abstain
8,092,425	33,458	15,548

Having received a majority of the votes cast, the compensation of the Named Executive Officers was approved (as recommended by a majority of the Board).

4.	Say on Frequency.

To select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one (1), two (2) or three (3) years:

"One (1) Year"	"Two (2) Years"	"Three (3) Years"	Abstain
8,087,667	2,073	50,160	1,531

Having received a majority of the votes cast, the Corporation will request (as recommended by the Board) an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one year.

Forward Looking Statements

This Current Report on Form 8-K and its exhibits (collectively, this "Current Report") contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and other applicable Securities Laws.

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks") such as (among other things) the impact of the Nasdaq Bid Price Deficiency Letter, any Nasdaq delisting or SGRP's failure to comply with any other Nasdaq rule, the impact of the ongoing strategic review process or any resulting action or inaction, the impact of adding new directors and adding new finance team members, the potential negative effects of any stock purchase and/or payment, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, " Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
99.1	Press Release announcing earnings for the Company for the third quarter ended September 30, 2023.
99.2	Excerpt from Bid Price Deficiency Notification Letter from Nasdaq dated November 10, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	November 15, 2023
By:	/s/ Michael R. Matacunas
Michael R. Matacunas, President & CEO